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                    SUMMARY PROSPECTUS DATED AUGUST 26, 2015
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                      THE ADVISORS' INNER CIRCLE FUND III

                               [GRAPHIC OMITTED]


                  AMUNDI SMITH BREEDEN TOTAL RETURN BOND FUND
                          Service Class Shares: ATRSX
                       Institutional Class Shares: ATRBX







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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at https://www.amundismithbreeden.com/956508.htm. You can also get this information at no cost by calling 1-855-ASB-7250 (1-855-272-7250), by sending an e-mail request to asbfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated August 26, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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AMUNDI SMITH BREEDEN TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE

The Amundi Smith Breeden Total Return Bond Fund (the "Fund") seeks to generate total return, consisting of income and capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)

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Redemption Fee (as a percentage of amount redeemed, if
 shares redeemed have been held for less than 30 days)                    2.00%
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)

                                                            SERVICE            INSTITUTIONAL
                                                          CLASS SHARES         CLASS SHARES
Management Fees                                              0.40%                0.40%
Other Expenses                                               0.95%                0.75%
  Shareholder Servicing Fees                        0.20%                 None
  Other Operating Expenses(1)                       0.75%                0.75%
Total Annual Fund Operating Expenses                         1.35%                1.15%
Less Fee Reductions and/or Expense
 Reimbursements                                             (0.70%)              (0.70%)
Total Annual Fund Operating Expenses after Fee
 Reductions and/or Expense Reimbursements(2)                 0.65%                0.45%

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.

(2) Amundi Smith Breeden LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding any interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and non-routine expenses) regarding Institutional Class shares from exceeding 0.45% of the average daily net assets of the Fund's Institutional Class shares and regarding the Service Class shares from exceeding 0.65% of the average daily net assets of the Fund's Service Class shares until February 28, 2017 (the "Expense Limitation"). The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses are below the Expense Limitation. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund III (the "Trust") for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR           3 YEARS
Service Class Shares                  $66              $322
Institutional Class Shares            $46              $259

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. For the purposes of this 80% policy, bonds include U.S. and foreign (which may include emerging market) government and corporate bonds, residential mortgage-backed securities ("MBS"), commercial MBS ("CMBS"), asset-backed securities ("ABS"), commercial paper, restricted or "Rule 144A" securities, mortgage dollar rolls, when-issued and forward commitment transactions, including "to be announced" MBS, and derivatives with economic characteristics similar to such instruments. The Fund may invest up to 20% of its net assets in high yield (or "junk") bonds, which are securities not rated investment grade by a nationally recognized statistical rating organization or that the Fund's investment adviser, Amundi Smith Breeden LLC (the "Adviser"), determines are of comparable quality.

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The Fund may purchase U.S. Treasury note and bond futures to more efficiently gain exposure to the underlying instruments and may sell such futures for managing interest rate risk. The Fund may buy or sell interest rate swaps and interest rate swap futures to manage exposure to changes in yield spreads to U.S. Treasury securities. Credit default swaps may be used to increase or decrease the Fund's exposure to the default risk of specific issuers or to indices including multiple issuers.

The Adviser believes that in fixed income markets active management of sector allocation and security selection provides more consistent returns relative to the market than interest rate exposure. As a result, the Adviser emphasizes bottom-up sector and security selection based on valuation. The Adviser generally uses a consistent approach across all sectors of the bond market, combining proprietary quantitative valuation tools with fundamental investment analysis and market experience to identify what it believes are attractive sectors and securities. In selecting the Fund's investments, the Adviser considers factors such as the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on ABS is dependent largely on the cash flows generated by the assets backing the ABS, and ABS may not have the benefit of any security interest in the related assets.

BASIS RISK -- Basis risk is the risk that changes in the value of a hedge instrument will not completely offset changes in the value of the assets and liabilities being hedged. Basis risk also can occur in other ways. For example, when a small change in interest rates occurs, both the hedge transaction and the hedged assets could decline in value.

CALL RISK -- Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower

                                       3


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interest rates, resulting in a decline in the Fund's income. Bonds may be called due to falling interest rates or non-economical circumstances.

COMMERCIAL MORTGAGE-BACKED SECURITIES RISK -- CMBS are subject to the general risks of MBS discussed below. Further, the repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate or the existence of independent income or assets of the borrower.

COUNTERPARTY RISK -- The Fund is subject to the risk that the other party to a transaction will not fulfill its contractual obligations. In addition, in the event of the bankruptcy of a broker, the Fund could be subject to significant losses with respect to both open positions and assets on deposit with such broker as margin.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DEPENDENCE ON KEY PERSONNEL RISK -- The Adviser is dependent on the services of certain employees. If the services of all or a substantial number of such persons were to become unavailable, the performance of the Fund may be adversely impacted.

DERIVATIVES RISK -- The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, liquidity risk and correlation risk. Market risk, leverage risk and liquidity risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

                                       4


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EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

FINANCIAL DIFFICULTIES OF RESIDENTIAL MBS SERVICERS RISK --
Residential MBS may provide that the servicer is required to take certain actions in respect of delinquent mortgage loans. The servicer may also be obligated to take certain actions to protect investors in the event of borrower delinquency or default. However, servicers experiencing financial difficulties may not be able to perform these obligations.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

FOREIGN SECURITIES AND EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

HIGH YIELD BOND RISK -- Fixed income securities rated below investment grade involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

INVESTMENT STYLE RISK -- The risk that fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

LEVERAGE RISK -- The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

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LIQUIDITY RISK -- The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MANAGEMENT RISK -- Investment decisions made by the Adviser in seeking to achieve the Fund's investment objective may not produce the returns expected, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

MARKET DISRUPTION RISK -- The Fund may incur material losses in the event of disrupted markets or other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MORTGAGE-BACKED SECURITIES RISK -- MBS are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. MBS are also subject to the risk that underlying borrowers will be unable to meet their obligations.

MORTGAGE DOLLAR ROLLS RISK -- The Fund's use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time the Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

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PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently.
Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

RELIANCE ON CORPORATE MANAGEMENT OF FINANCIAL REPORTING RISK -- The Adviser relies on the financial information made available by the issuers of securities. The Adviser has no ability to independently verify the financial information disseminated by these issuers and depends upon the integrity of both the management of these issuers and the financial reporting process in general.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

"TO BE ANNOUNCED" TRANSACTIONS RISK -- The Fund may purchase securities in "to be announced" ("TBA") transactions. TBA transactions are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of adverse market actions, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

                                       7


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U.S. GOVERNMENT SECURITIES RISK -- The Fund's investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

WHEN-ISSUED SECURITIES RISK -- The Fund may invest in when-issued securities, which are transactions in which the Fund commits to pay a fixed price for a security when it is issued in the future. The Fund could experience a loss in connection with when-issued securities transactions if the securities are worth less when they are issued than the price the Fund committed to pay, if the yield available in the market when the delivery of the securities takes place is higher than the yield obtained in the transaction itself, or if the counterparty to the transaction does not honor its obligation.

PERFORMANCE INFORMATION

The Fund is new, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available by calling toll-free
1-855-ASB-7250 (1-855-272-7250).

INVESTMENT ADVISER

Amundi Smith Breeden LLC

PORTFOLIO MANAGER

Timothy D. Rowe, Managing Director and Senior Portfolio Manager, has managed the Fund since its inception in 2015.

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PURCHASE AND SALE OF FUND SHARES

To purchase Service Class shares or Institutional Class shares of the Fund for the first time, you must invest at least $500,000 or $10,000,000, respectively. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum subsequent investment amount for either Service Class shares or Institutional Class shares.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail at Amundi Smith Breeden Funds, P.O. Box 588, Portland, ME 04112 or by Express Mail to Amundi Smith Breeden Funds, c/o Atlantic Fund Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 or by telephone at 1-855-ASB-7250 (1-855-272-7250).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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